                                                                   EXHIBIT 10.16

                            JDA SOFTWARE GROUP, INC.
                        NON-PLAN STOCK OPTION AGREEMENT

         JDA Software Group, Inc. has granted to William C. Keiper (the "OPTIONEE") an option (the "Option") to purchase certain shares of Stock upon the terms and conditions set forth in this Stock Option Agreement (the "OPTION AGREEMENT").

         1. DEFINITIONS AND CONSTRUCTION.

                  1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings set forth below:

                           (a) "DATE OF OPTION GRANT" means March 4, 1999.

                           (b) "NUMBER OF OPTION SHARES" means 18,750 shares of
Stock, as adjusted from time to time pursuant to Section 9.

                           (c) "EXERCISE PRICE" means $ 6.4375 per share of
Stock, as adjusted from time to time pursuant to Section 9.

                           (d) "INITIAL VESTING DATE" means March 4, 2000.

                           (e) "VESTED SHARES" means, on any relevant date,
except as otherwise provided herein, that portion (rounded down to the nearest whole share) of the Number of Option Shares determined by multiplying the Number of Option Shares by the "VESTED RATIO" determined as of such date as follows:

                                                                Vested Ratio

                Prior to Initial Vesting Date                           0

                On Initial Vesting Date, provided the
                Optionee's Service is continuous from the
                Date of Option Grant until the Initial
                Vesting Date                                          1/3

                Plus:

                For each full month of the Optionee's
                continuous Service from the Date of
                Option Grant until the Vested Ratio equals
                1/1, an additional                                   1/36

                           (f) "OPTION EXPIRATION DATE" means the date ten (10)
years after the Date of Option Grant.

                           (g) "BOARD" means the Board of Directors of the
Company. If one or more committees of the Board have been appointed by the Board to administer the Option Agreement, "Board" shall also mean such Committee(s).

                           (h) "CODE" means the Internal Revenue Code of 1986,
as amended, and any applicable regulations promulgated thereunder.

                           (i) "COMPANY" means IDA Software Group, Inc., a
Delaware corporation, or any successor corporation thereto.

                           (j) "COMMITTEE" means a committee of the Board duly
appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (k) "CONSULTANT" means any person, including an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                           (1) "DIRECTOR" means a member of the Board or the
board of directors of any other Participating Company.

                           (m) "DISABILITY" means the permanent and total
disability of the Optionee within the meaning of Section 22 (e)(3) of the Code.

                           (n) "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                           (o) "EXCHANGE ACT" means the Securities Exchange Act
of 1934, as amended.

                           (p) "FAIR MARKET VALUE " means, as of any date, the
value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                    (i) If, on such date, the Stock is listed on
a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                                    (ii) If, on such date, the Stock is not
listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                           (q) "OFFICER" means any person designated by the
Board as an officer of the Company.

                           (r) "OUTSIDE DIRECTOR" means a Director of the
Company who is not an Employee.

                           (s) "PARENT CORPORATION" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (t) "PARTICIPATING COMPANY" means the Company or any
Parent Corporation or Subsidiary Corporation.

                           (u) "PARTICIPATING COMPANY GROUP" means, at any point
in time, all corporations collectively which are then Participating Companies.

                           (v) "RULE 16b-3" means Rule 16b-3 as promulgated
under the Exchange Act as amended from time to time, or any success or rule or regulation.

                           (w) "SECURITIES ACT" means the Securities Act of
1933, as amended.

                           (x) "SERVICE" means the Optionee's service with the
Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                           (y) "STOCK" means the common stock par value $0.01 of
the Company, as adjusted from time to time in accordance with Section 9.

                           (z) "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2. ELIGIBILITY AND TYPE OF OPTIONS.

                  2.1 TAX STATUS OF OPTION. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

                  2.2 PERSONS ELIGIBLE FOR OPTIONS. This Option shall be granted only to a person who at the time of grant, is an Outside Director.

         3. ADMINISTRATION.

                  All questions of interpretation of this Option Agreement shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in this Option Agreement. Any Officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

         4. EXERCISE OF THE OPTION.

                  4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall (i) first become exercisable on the Initial Vesting Date and
(ii) be exercisable on and after the Initial Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Option multiplied by the Vested Ratio as set forth in
Section 1.1 (e), less the number of shares previously acquired upon exercise thereof.

                  4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

                  4.3 PAYMENT OF EXERCISE PRICE.

                           (a) FORMS OF CONSIDERATION AUTHORIZED. Except as
otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination of the foregoing.

                           (b) LIMITATION ON TENDER OF STOCK. Notwithstanding
the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, the Option may not be exercised by tender to the Company of shares of Stock, unless such shares either have been owned by the Optionee for more than six (6) months or were acquired, directly or indirectly from the Company.

                           (c) CASHLESS EXERCISE. The Company reserves, at any
and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                  4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from any amounts payable to the Optionee, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option or the shares acquired upon exercise of the Option. The Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock pursuant to this Option Agreement until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

                  4.5 CERTIFICATE REGISTRATION. The certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee.

                  4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN

THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. NONTRANSFERABILITY OF THE OPTION.

                  The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION.

                  The Option shall terminate and may no longer be exercised after the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

         7. EFFECT OF TERMINATION OF SERVICE.

                  7.1 OPTION EXERCISABILITY.

                           (a) DISABILITY. If the Optionee's Service with the
Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                           (b) DEATH. If the Optionee's Service with the
Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                           (c) OTHER TERMINATION OF SERVICE. If the Optionee's
Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  7.3 EXTENSION IF OPTIONEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8. TRANSFER OF CONTROL.

                  8.1 DEFINITIONS.


                           (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to
have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                           (b) A "TRANSFER OF CONTROL" shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations which, as a result of a Transaction, own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  8.2 EFFECT OF A TRANSFER OF CONTROL ON OPTION. In the event of a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten
(10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

                  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10. RIGHTS AS A STOCKHOLDER OR SERVICE PROVIDER.

                  The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service at any time.

         11. REPRESENTATIONS AND WARRANTIES.

                  In connection with the receipt of the Option and any acquisition of shares upon the exercise thereof (collectively, the "SECURITIES"), the Optionee hereby agrees, represents and warrants as follows:

                  11.1 INVESTMENT INTENT. The Optionee is acquiring the Securities solely for the Optionee's own account for investment and not with a view to or for sale in connection with any distribution of the Securities or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. The Optionee further represents that the entire legal and beneficial interest of the Securities is being acquired, and will be held, for the account of the Optionee only and neither in whole nor in part for any other person.

                  11.2 ABSENCE OF SOLICITATION. The Optionee was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  11.3 INFORMATION CONCERNING THE COMPANY. The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee further represents and warrants that the Optionee has discussed the Company and its plans, operations and financial condition with its Officers, has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in acquiring the Securities and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                  11.4 ECONOMIC RISK. The Optionee realizes that its acquisition of the Securities will be a highly speculative investment and that the Optionee is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on the Optionee's investment.

                  11.5 CAPACITY TO PROTECT INTERESTS. The Optionee has (i) a preexisting personal or business relationship with the Company or any of its Officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Optionee capable of evaluating the merits and risks of an investment in the Securities and to protect the Optionee's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

                  11.6 RESTRICTED SECURITIES. The Optionee understands and acknowledges that:

                           (a) The issuance of the Securities to the Optionee
has not been registered under the Securities Act, and the Securities must be held indefinitely unless a transfer of the Securities is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Securities;

                           (b) The Company will make a notation in its records
of the aforementioned restrictions on transfer and legends.

                  11.7 DISPOSITION UNDER RULE 144. The Optionee understands that any shares acquired upon exercise of the Option will be restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of acquisition of the shares, and even then will not be available unless (a) a public trading market then exists for the Common Stock of the Company, (b) adequate information concerning the Company is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the shares may be made only in limited amounts in accordance with such terms and conditions. There can be no assurance that the requirements of Rule 144 will be met, or that the shares will ever be salable.

                  11.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the Optionee's representations and warranties set forth above, the Optionee further agrees that the Optionee will in no event make any disposition of all or any portion of any shares which the Optionee acquires upon exercise of the Option unless:

                           (a) There is then in effect a Registration Statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                           (b) The Optionee will have notified the Company of
the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

                               (i) The Optionee will have furnished the Company
with an opinion of the Optionee's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Optionee's counsel will have been concurred in by counsel for the Company and the Company will have advised the Optionee of such concurrence; or

                                    (ii) The disposition is made in compliance
with Rule 144 after the Optionee has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Optionee.

         12. LEGENDS.

                  The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         13. MISCELLANEOUS PROVISIONS.

                  13.1 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                  13.2 TERMINATION OR AMENDMENT. The Board may terminate or amend the Option at any time; provided, however, that except as provided in
Section 8.2 in connection with a Transfer of Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

                  13.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

                  13.4 INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

                  13.5 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                  13.6 COUNTERPARTS. The Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                           JDA SOFTWARE GROUP, INC.



                                           By: /s/ Kristen L. Magnuson
                                               ---------------------------------

                                           Title:
                                                 -------------------------------

                                           Address:
                                           14400 N. 87th Street
                                           Scottsdale, AZ 85260-3649

         The Optionee represents that the Optionee has read and is familiar with the terms and provisions of this Option Agreement, and hereby accepts the option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                            /s/ william C. Keiper
Date: 5/02/02                               ---------------------------------
                                            William C. Keiper

                                            Optionee Address:

                                            P.O. Box 841
                                            Zephyr Core, NV 89448

                                                     Optionee: William C. Keiper
                                                               -----------------

                                                     Date:
                                                          ----------------------

                      NON-PLAN STOCK OPTION EXERCISE NOTICE

JDA Software Group, Inc.
Attention: Chief Financial Officer
14400 N. 87th Street
Scottsdale, AZ 85260-3649

Ladies and Gentlemen:

         1. OPTION. The undersigned (the "OPTIONEE") was granted an option (the "OPTION") to purchase shares of the common stock (the "Shares") of JDA Software Group, Inc. (the "COMPANY") pursuant to a Stock Option Agreement (the "OPTION AGREEMENT") as follows:

          Grant Number:                       NSP-1

          Date of Option Grant:               March 4 1999

          Number of Option Shares:            18.750

          Exercise Price per Share:           $ 6.4375

         2. EXERCISE OF OPTION. The Optionee hereby elects to exercise the Option to purchase the following number of Shares:

          Vested Shares:
                                                                ----------------

          Total Shares Purchased:
                                                                ----------------

          Total Exercise Price (Total Shares X Price per Share) $
                                                                ----------------

         3. PAYMENTS. The Optionee encloses payment in full of the total exercise price for the Shares in the following form(s), as authorized by the Option Agreement:

          [ ]  Cash:                                $
                                                     -------------------

          [ ]  Check:                               $
                                                     -------------------

          [ ]  Tender of Company Stock:             Contact Stock Administrator

         4. OPTIONEE INFORMATION.

          Address is:
                       ---------------------------------------------------------
                       ---------------------------------------------------------

          Tax Identification Number is:
                                       -----------------------------------------

         5. BINDING EFFECT. The Optionee agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement to all of which it hereby expressly assents. This Agreement shall inure to the benefit of and be binding upon the Optionee's successors and assigns.

         6. TRANSFER. The Optionee understands and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 under the Securities Act. The Optionee further understands and acknowledges that the Company is under no obligation to register the Shares. The Optionee understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

         The Optionee is aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The Optionee understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

                                                 ----------------------------
                                                 William C. Keiper

Receipt of the above is hereby acknowledged.

JDA SOFTWARE GROUP, INC.

By:
   ----------------------------------------

Title:
      -------------------------------------

Dated:
      -------------------------------------

                                       2